Variable Investment Fund, Zero Coupon 2000 Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                     Zero Coupon 2000 Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Gerald Thunelius.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Zero Coupon
2000    Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio produced a total return, including share price changes and dividend income generated, of 0.82% .(1) In comparison, the portfolio' s benchmark, the Merrill Lynch U.S. Treasury Coupon 2-Year Strips Index, produced a 0.69% total return for the same period.(2) Income dividends paid from net investment income during the period amounted to $0.326 per share, representing an annualized distribution rate per share of 5.33%.(3)

What is the portfolio's investment approach?

The portfolio seeks as high an investment return as is consistent with the preservation of capital. To pursue this goal, the portfolio invests primarily in debt obligations issued by the U.S. government and its agencies and instrumentalities that have been stripped of their unmatured interest coupons, and interest coupons that have been stripped from these debt obligations

Simply put, the term "stripped securities" refers to a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity. Stripped securities are bonds that are issued and trade at a discount from their face amount. The discount varies depending on the time of maturity, prevailing interest rates and the perceived credit quality of the issuer. Investors who hold stripped securities until maturity know the total amount of their return at
the    time    of    investment.

The portfolio has the ability to invest in other zero coupon securities issued by state and local governments and their agencies, and in investment-grade zero
coupon    securities    issued    by    domestic    corporations.

                                                        The Portfolio

At least 65% of the portfolio' s assets will be invested in zero coupon securities that will mature on or about December 31, 2000. On that date, the portfolio will be liquidated. Prior to December 31, 2000, shareholders will be informed of the liquidation of the portfolio and will be given the opportunity to exchange their investment for another portfolio of Dreyfus Variable
Investment Fund. If the portfolio has not received instructions from its shareholders before the liquidation date, their investment will automatically be invested in the Dreyfus Money Market Portfolio.

What other factors influenced the portfolio's performance?

When the Federal Reserve Board cut key short-term interest rates last fall, just before the six-month reporting period began, they were concerned about economic weakness in the overseas markets. Their strategy was apparently successful:
evidence emerged in the first quarter of 1999 that troubled economies in Japan and Southeast Asia had begun to recover. At the same time, the U.S. economy appeared to gain strength.

In fact, stronger-than-expected U.S. economic growth during the second quarter of 1999 created concerns that long-dormant inflation pressures might re-emerge. Because high rates of inflation effectively erode the future value of bonds'
interest and principal payments, inflation fears tend to cause bond prices to fall. By the time the Federal Reserve Board actually tightened monetary policy modestly on June 30 to forestall a rise in inflation, investors had already
translated    their    concerns    into    lower    bond    prices.

What is the portfolio's current strategy?

As  of  June  30,  1999,  the portfolio was composed of approximately 88% agency bonds, 3.6% municipal bonds, 2.5% foreign bonds and the balance in cash equivalents. Our emphasis on agency bonds during the past six months has proved beneficial. As the U.S. economy continued to exhibit strong growth, and many global economies appeared to have rebounded from the financial problems of the
fall,    investors    seem
to have been more willing to take on investments that entail greater risks. As a result, the agency bond market has been the recipient of some of the assets that were being moved away from the "safe haven" provided by U.S. Treasury securities.

In addition, we implemented a "barbell" strategy, in which we purchased some bonds on two ends of the maturity spectrum -- both before our targeted maturity
date    as    well    as    after    that    date.

Finally, in the rising interest-rate environment during the reporting period, we reduced the portfolio's average duration (a measure of sensitivity to changing interest rates) by emphasizing bonds with shorter maturities, thereby making assets more available for higher yielding investments at a later date. Indeed, as interest rates rose throughout the period, we were able to quickly take
advantage    of    opportunities    to    lock    in    higher    yields.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SO THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE MERRILL LYNCH U.S. TREASURY COUPON 2-YEAR STRIPS INDEX IS AN UNMANAGED ZERO COUPON INDEX WITH CONSTANT MATURITY AND DURATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDEND BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)

                                                                              Principal
BONDS AND NOTES--94.1%                                                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------------------------
FOREIGN--2.5%

Deutsche Bank AG,

   Medium-Term Notes, Zero Coupon, 2000                                         1,000,000      969,199

MUNICIPAL BONDS--3.6%

New Jersey Economic Development Authority,

  State Pension Funding Bonds, Ser. 1997B,

   Zero Coupon, 2001                                                            1,500,000    1,355,625

U.S. GOVERNMENT AGENCIES--88.0%

Chattanooga Valley,

   Secured First Mortgage, Zero Coupon, 1/1/2000                                  176,000      171,226

FACO Coupon Strips,

   Ser. 97-1, Zero Coupon, 7/21/2000                                            4,743,000    4,475,315

FICO Coupon Strips:

   Ser. 1, Zero Coupon, 11/11/2000                                              1,132,000    1,048,166

   Ser. 15, Zero Coupon, 9/7/2001                                               2,500,000    2,197,725

Federal Home Loan Bank Coupon Strips,

   Ser. A-1, Zero Coupon, 2/25/2003                                             1,789,000    1,432,511

Federal Home Loan Mortgage:

   Coupon Strips, Zero Coupon, 5/15/2000                                        5,000,000    4,771,300

   Principal Strips, Zero Coupon, 5/15/2000                                     1,000,000      954,750

Federal National Mortgage Association:

  Medium-Term Notes, Coupon Strips:

      Zero Coupon, 4/8/2001                                                     5,500,000    4,961,385

      Zero Coupon, 7/24/2001                                                    1,227,000    1,087,989

   Principal Strips,

      Zero Coupon, 8/7/2001                                                     6,000,000    5,308,140

Tennessee Valley Authority:

   Coupon Strips, Zero Coupon, 11/1/2000                                        3,000,000    2,782,290

   Principal Strips, Zero Coupon, 11/1/2000                                     4,500,000    4,183,065

                                                                                            33,373,862

TOTAL BONDS AND NOTES

   (cost $35,491,889)                                                                       35,698,686



SHORT-TERM INVESTMENTS--5.2%
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--.2%

U.S. Treasury Bills:

   4.42%, 7/1/1999                                                                 10,000 (a)   10,000

   5.08%, 7/22/1999                                                                10,000 (a)    9,976

   4.93%, 8/19/1999                                                                25,000 (a)   24,851

   4.42%, 8/26/1999                                                                10,000 (a)    9,932

                                                                                                54,759




                                                                                 Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                             Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.0%

Federal Farm Credit Bank,
   4.5%, 7/1/1999                                                               1,910,000    1,910,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,964,755)                                                                         1,964,759

TOTAL INVESTMENTS (cost $37,456,644)                                                99.3%   37,663,445

CASH AND RECEIVABLES (NET)                                                            .7%      268,788

NET ASSETS                                                                         100.0%   37,932,233

 (A) HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES

June 30, 1999 (Unaudited)



                                                                                           Unrealized

                                                     Market Value                          Appreciation
                                                         Covered                          (Depreciation)
                                  Contracts       by Contracts ($)      Expiration        at 6/30/99 ($)
---------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury 2 year Notes              25            5,198,438       September '99            (9,625)

U.S. Treasury 10 year Notes              2              222,375       September '99            (1,813)


FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes              25            2,725,000       September '99            15,281

U.S. Treasury Bonds                     14            1,622,688       September '99            12,563

                                                                                               16,406

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


June 30, 1999 (Unaudited)

                                                             Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  37,456,644  37,663,445

Cash                                                                    305,411

Receivable for futures variation margin--Note 4(a)                        4,335

Prepaid expenses                                                            745

                                                                     37,973,936
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            14,610

Payable for shares of Beneficial Interest redeemed                        6,131

Accrued expenses                                                         20,962

                                                                         41,703
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       37,932,233
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      37,779,317

Accumulated undistributed investment income--net                        170,095

Accumulated net realized gain (loss) on investments                    (240,386)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $16,406 net unrealized
   appreciation on financial futures)--Note 4(b)                        223,207
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       37,932,233
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
   of Beneficial Interest authorized)                                 3,074,254

NET ASSET VALUE, offering and redemption price per share ($)              12.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

STATEMENT OF INVESTMENTS (CONTINUED)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,123,800

EXPENSES:

Investment advisory fee--Note 3(a)                                      84,832

Auditing fees                                                           15,181

Prospectus and shareholders' reports                                     7,391

Custodian fees--Note 3(a)                                                3,755

Legal fees                                                               1,081

Shareholder servicing costs                                                952

Trustees' fees and expenses--Note 3(b)                                     335

Loan commitment fees--Note 2                                                60

Miscellaneous                                                           12,446

TOTAL EXPENSES                                                         126,033

INVESTMENT INCOME--NET                                                 997,767
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (67,084)

Net realized gain (loss) on financial futures                           21,682

Net unrealized appreciation (depreciation) on investments
   (including $16,406 net unrealized
   appreciation on financial futures)                                 (612,258)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (657,660)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   340,107

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999  Year Ended
                                                  (Unaudited)  December 31, 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                997,767      1,954,940

Net realized gain (loss) on investments               (45,402)        88,493

Net unrealized appreciation (depreciation)
   on investments                                    (612,258)       467,097

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                          340,107      2,510,530
-------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                               (827,672)    (1,955,398)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                       3,949,611      9,622,198

Dividends reinvested                                  827,846      1,955,398

Cost of shares redeemed                            (4,885,651)    (8,710,873)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                  (108,194)     2,866,723

TOTAL INCREASE (DECREASE) IN NET ASSETS              (595,759)     3,421,855
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                38,527,992     35,106,137

END OF PERIOD                                      37,932,233     38,527,992

Undistributed investment income--net                  170,095             --
-------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           318,205        770,401

Shares issued for dividends reinvested                 66,918        157,239

Shares redeemed                                      (393,546)      (698,443)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (8,423)       229,197

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                              Six Months Ended
                                               June 30, 1999              Year Ended December 31,
                                        --------------------------------------------------------------------

                                      (Unaudited)     1998        1997        1996         1995        1994
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                  12.50       12.30       12.29        12.70       11.39       12.57

Investment Operations:

Investment income--net                    .33         .67         .69          .68         .69         .69

Net realized and unrealized
   gain (loss) on investments            (.22)        .20         .14         (.36)       1.31       (1.18)

Total from Investment Operations          .11         .87         .83          .32        2.00        (.49)

Distributions:

Dividends from investment

   income--net                           (.27)       (.67)       (.69)        (.68)      (.69)        (.68)

Dividends from net realized gain
   on investments                         --           --        (.13)        (.05)        --         (.01)

Total Distributions                      (.27)       (.67)       (.82)        (.73)      (.69)        (.69)

Net asset value, end of period          12.34       12.50       12.30        12.29      12.70        11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         1.65(a)     7.27        7.01         2.59      17.95        (3.91)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses

   to average net assets                  .67(a)      .59         .61          .66        .68         --

Ratio of net investment income

   to average net assets                 5.29(a)     5.41        5.65         5.54       5.73         6.04

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation              --        --          --           --          .03         1.05

Portfolio Turnover Rate                 11.97(b)    84.71       200.54       98.28      49.43          --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                         37,932      38,528       35,106      31,796     22,291       10,913

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The portfolio accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) The Portfolio are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the Board of Trustees. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $754 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $146,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2005

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $3,755 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                        The Portfolio

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $4,467,503 and $6,892,761, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999 are set forth in the Statement of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized appreciation on investments and
financial  futures,  was  $223,207,  consisting  of   $271,692  gross unrealized
appreciation and $48,485 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


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                                                           For More Information

                        Dreyfus Variable

                        Investment Fund,

                        Zero Coupon 2000

                        Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  119SA996



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